Exhibit 10.20.1

AMENDMENT NO. 01

Dated September 27, 2011

TO

that certain Loan and Security Agreement No. 2061

dated as of July 1, 2011, (“Agreement”), by and between

LIGHTHOUSE CAPITAL PARTNERS VI, L.P. (“Lender”) and

ENERKEM INC., a Canadian corporation (“Borrower”), as borrower, and ENERKEM CORPORATION, a Delaware corporation (“Enerkem US”) (collectively, “Guarantors” and together with Borrower, “Obligors”).

(All capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Agreement.)

Without limiting or amending any other provisions of the Agreement, Lender and Borrower agree to the following:

Section 6.10 of the Agreement shall be deleted in its entirety and replaced with the following:

6.10        Greenfield Dissolution. Borrower shall take such action necessary for the orderly dissolution of Greenfield on or before December 31, 2011 and shall provide Lender with satisfactory evidence of such dissolution.

Execution and delivery of this Amendment constitutes a reaffirmation as of the date thereof of all of the representations and warranties contained in the Agreement and the Loan Documents, as such representations and warranties may be amended hereby.

Except as amended hereby, the Agreement remains unmodified and unchanged.

BORROWER:		LENDER:

ENERKEM INC.		LIGHTHOUSE CAPITAL PARTNERS VI, L.P.

By:	/s/ Patrice Ouimet	By:	LIGHTHOUSE MANAGEMENT PARTNERS VI, L.L.C.,
its general partner

Name:	Patrice Ouimet

Title:	SVP & CFO	By:	/s/ Ryan Turner

		Name:	Ryan Turner

		Title:	Managing Director

ENERKEM CORPORATION

By:	/s/ Patrice Ouimet

Name:	Patrice Ouimet

Title:	Vice-President and Treasurer